Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Darryl Cohen, Chief Executive Officer and Prinicpal Financial Officer of AskMeNow, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2008 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2008

/s/ Darryl Cohen
Darryl Cohen,
Chief Executive Officer and
Principal Financial Officer